Exhibit 99.1

Robert E. Quinn

Candela Corporation

(508) 358-7400, ext. 330

bob.quinn@candelalaser.com

CANDELA ANNOUNCES RESULTS FOR THE FIRST FISCAL QUARTER 2010

WAYLAND, MA, October 20, 2009 — Candela Corporation (NASDAQ:CLZR) today reported that revenues for the quarter ended September 26, 2009 were $26.2 million. Net loss for the quarter was $3,627,000 or $0.16 per share. The current quarter results include approximately $2.3 million of expenses related to merger efforts.

Conference Call Details

The Company will host a conference call today at 5:00 p.m. (EDT) to discuss this announcement. The call can be accessed live by dialing (866) 244-4518 or by visiting Candela Corporation’s website at www.candelalaser.com.

Investors may access a replay by dialing (888) 266-2081, passcode 1405970, which will be available from 7:30 p.m. (EDT) on October 20, 2009 through 11:30 p.m. (EDT) on October 23, 2009. The webcast replay will also be archived in the “Investor Relations” section of the company’s website.

About CANDELA:  Candela Corporation manufactures, and distributes innovative clinical solutions that enable physicians, surgeons, and personal care practitioners to treat selected cosmetic and medical conditions using lasers, aesthetic laser systems, and other advanced technologies. Founded near Boston in 1970, the company markets and services its products in 86 countries from offices and distributors in the United States, Europe, Japan, China and other Asian locations. Candela established the aesthetic laser market 20 years ago, and currently has an installed base of over 14,000 systems worldwide. Visit Candela on the Web at http://www.candelalaser.com.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the combination of Syneron Medical Ltd. and Candela Corporation pursuant to an Agreement and Plan of Merger (the “Merger”), Syneron Medical Ltd. will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4, which will include a proxy statement of Candela Corporation and a prospectus of Syneron Medical Ltd. and other relevant materials in connection with the proposed transactions.  Candela Corporation will file the same proxy statement/prospectus with the SEC as well as mail it to Candela Corporation stockholders.  Investors and security holders are urged to read the proxy statement/prospectus and the other relevant material when they become available because these materials will contain important information about Candela Corporation, Syneron Medical Ltd. and the proposed transaction.  The proxy statement/prospectus and other relevant materials (when they become available), and any and all documents filed with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, free copies of the documents filed with the SEC by Candela Corporation will be available on the investor relations portion of Candela Corporation’s website at www.candelalaser.com.  Free copies of the documents filed with the SEC by Syneron Medical Ltd. will be available on the investor relations portion of Syneron Medical Ltd.’s website at www.syneron.com.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE

OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.

Candela Corporation, Syneron Acquisition Sub, Inc., Syneron Medical Ltd. and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of Candela Corporation in connection with the Merger.  Information about executive officers and directors of Candela Corporation and their ownership of Candela Corporation common stock is set forth in Candela Corporation’s proxy statement, which was filed with the SEC on November 12, 2008 and is supplemented by other public filings made, and to be made, with the SEC.  Information about executive officers and directors of Syneron Medical Ltd. is set forth in Syneron Medical Ltd.’s Annual Report on Form 20-F for the year ended December 31, 2008, which was filed with the Securities and Exchange Commission on March 24, 2009 and is supplemented by other public filings made, and to be made, with the SEC.  Investors and security holders may obtain additional information regarding the direct and indirect interests of Candela Corporation, Syneron Acquisition Sub, Inc., Syneron Medical Ltd. and their respective executive officers and directors in the Merger by reading the proxy statement/prospectus and the other filings and documents referred to above.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the proposed transaction between Candela Corporation and Syneron Medical Ltd., including, without limitation, the expected timetable for completing the transaction, statements related to the anticipated consummation of the proposed combination of Candela Corporation and Syneron Medical Ltd., management of the combined company, the benefits of the proposed combination, the future financial performance of Syneron Medical Ltd. after the proposed combination, and any other statements regarding future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Any statements that are not statements of historical fact (including statements containing “believes,” “anticipates,” “plans,” “expects,” “may,” “will,” “would,” “intends,” “estimates” and similar expressions) should also be considered to be forward-looking statements.  There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability of each of Candela Corporation and Syneron Medical Ltd. to satisfy the closing conditions and consummate the transaction, including obtaining the approval of the transaction by Candela Corporation’s stockholders; the risk that the businesses may not be integrated successfully; the risk that the transaction may involve unexpected costs or unexpected liabilities; the risk that synergies from the transaction may not be fully realized or may take longer to realize than expected; the risk that disruptions from the transaction make it more difficult to maintain relationships with customers, employees, or suppliers; and the other risks set forth in Candela Corporation and Syneron Medical Ltd.’s most recent Annual Report on Form 10-K and Form 20-F, respectively, as well as the other factors described in the filings that Candela Corporation and Syneron Medical Ltd. make with the SEC from time to time.  If one or more of these factors materialize, or if any underlying assumptions prove incorrect, Candela Corporation and Syneron Medical Ltd.’s actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements.

In addition, the statements in this document reflect the expectations and beliefs of Candela Corporation and/or Syneron Medical Ltd. as of the date of this document.  Candela Corporation and Syneron Medical Ltd. anticipate that subsequent events and developments will cause their expectations and beliefs to change.  However, while Candela Corporation and Syneron Medical Ltd. may elect to update these forward-looking statements publicly in the future, they specifically disclaim any obligation to do so.  The forward-looking statements of Candela Corporation and/or Syneron Medical Ltd. do not reflect the potential impact of any future dispositions or strategic transactions, including the Merger that may be undertaken.  These forward-looking statements should not be relied upon as representing Candela Corporation or Syneron Medical Ltd.’s views as of any date after the date of this document.

CANDELA CORPORATION

Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	September 26,	June 27,
	2009	2009
Assets

Current assets:
Cash and cash equivalents	$23,132	$25,707
Marketable securities	2,510	3,100
Accounts receivable, net	30,920	31,936
Notes receivable	765	382
Inventories, net	26,563	27,572
Other current assets	9,720	8,715

Total current assets	93,610	97,412

Property and equipment, net	3,364	3,469

Long-term investments	—	—
Other assets	23,763	22,289

Total assets	$120,737	$123,170

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$10,074	$11,887
Accrued payroll and related expenses	5,356	4,947
Accrued warranty	4,221	4,953
Other accrued liabilities	8,145	6,476
Current liabilities of discontinued operations	812	865
Deferred income	11,692	11,863

Total current liabilities	40,300	40,991

Other long-term liabilities	4,920	4,735

Stockholders’ equity:
Common stock	262	262
Less: Treasury stock	(24,855)	(24,855)
Additional paid-in capital	76,601	76,111
Accumulated earnings	19,679	23,306
Accumulated other comprehensive income	3,830	2,620

Total stockholders’ equity	75,517	77,444

Total liabilities and stockholders’ equity	$120,737	$123,170

CANDELA CORPORATION

Unaudited Condensed Consolidated Statements of Income (Loss)

(in thousands, except per share data)

	For the three-months ended
	September 26	September 27,
	2009	2008

Revenue	$26,224	$26,665
Cost of sales	17,176	16,193

Gross profit	9,048	10,472

Operating expenses:
Selling, general and administrative	$12,123	$14,673
Research and development	1,789	2,330

Total operating expenses	13,912	17,003

Loss from operations	(4,864)	(6,531)

Other income (expense):
Interest income	82	243
Other income (expense)	138	(317)

Total other income (expense)	220	(74)

Loss from continuing operations before income taxes	(4,644)	(6,605)

Benefit from income taxes	(1,060)	(3,086)

Loss from continuing operations	(3,584)	(3,519)

Loss from discontinued operations, net of income taxes	(43)	(490)

Net Loss	$(3,627)	$(4,009)

Net Loss per share of common stock:

Basic
Loss from continuing operations	$(0.16)	$(0.16)
Loss from discontinued operations	—	(0.02)
Net Loss	$(0.16)	$(0.18)

Diluted
Loss from continuing operations	$(0.16)	$(0.16)
Loss from discontinued operations	—	(0.02)
Net Loss	$(0.16)	$(0.18)

Weighted average shares outstanding:
Basic	22,742	22,697

Diluted	22,742	22,697